United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2009

MANHATTAN BANCORP

(Exact name of registrant as specified in its charter)

California	333-140448	20-5344927
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employee
of incorporation or organization)		Identification No.)

2141 Rosecrans Avenue, Suite 1160

El Segundo, California 90245

(Address of principal executive offices)

(Zip code)

(310) 606-8000

(Registrant’s telephone number including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On November 9, 2009, Manhattan Bancorp issued a press release in which it released its financial condition as of September 30, 2009. Also announced were the results of operations for the third quarter ended September 30, 2009.  A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Report on Form 8-K is furnished pursuant to Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release, dated November 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN BANCORP

Dated: November 12, 2009	By:	/s/ Dean Fletcher
Dean Fletcher
Executive Vice President &
Chief Financial Officer